Exhibit 99.3

Citizens Financial Group, Inc.

Financial Supplement

Fourth Quarter and Full Year 2015

1

2

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,232	$1,209	$1,200	$1,183	$1,179	$23	2%	$53	4%	$4,824	$4,979	($155)	(3%)
Noninterest expense	810	798	841	810	824	12	2	(14)	(2)	3,259	3,392	(133)	(4)

Profit before provision for credit losses	422	411	359	373	355	11	3	67	19	1,565	1,587	(22)	(1)
Provision for credit losses	91	76	77	58	72	15	20	19	26	302	319	(17)	(5)
NET INCOME	221	220	190	209	197	1	—	24	12	840	865	(25)	(3)
Net income, excluding restructuring charges and special items[1]	221	220	215	215	217	1	—	4	2	871	790	81	10
Net income available to common stockholders	221	213	190	209	197	8	4	24	12	833	865	(32)	(4)
Net income available to common stockholders, excluding restructuring charges and special items[1]	221	213	215	215	217	8	4	4	2	864	790	74	9
PER COMMON SHARE DATA
Basic earnings	$0.42	$0.40	$0.35	$0.38	$0.36	$0.02	5%	$0.06	17%	$1.55	$1.55	$—	—%
Diluted earnings	0.42	0.40	0.35	0.38	0.36	0.02	5	0.06	17	1.55	1.55	—	—
Basic earnings, excluding restructuring charges and special items[1]	0.42	0.40	0.40	0.39	0.40	0.02	5	0.02	5	1.61	1.42	0.19	13
Diluted earnings, excluding restructuring charges and special items[1]	0.42	0.40	0.40	0.39	0.39	0.02	5	0.03	8	1.61	1.42	0.19	13
Cash dividends declared and paid per share	0.10	0.10	0.10	0.10	0.10	—	—	—	—	0.40	1.43	(1.03)	(72)
Book value	36.76	36.68	36.00	35.73	35.30	0.08	—	1.46	4	36.76	35.30	1.46	4
Tangible book value[1]	24.63	24.52	24.03	23.96	23.46	0.11	—	1.17	5	24.63	23.46	1.17	5
COMMON SHARES OUTSTANDING
Average: Basic	527,648,630	530,985,255	537,729,248	546,291,363	546,810,009	(3,336,625)	(1%)	(19,161,379)	(4%)	535,599,731	556,674,146	(21,074,415)	(4%)
Diluted	530,275,673	533,398,158	539,909,366	549,798,717	550,676,298	(3,122,485)	(1)	(20,400,625)	(4)	538,220,898	557,724,936	(19,504,038)	(3)
Common shares at period-end	527,774,428	527,636,510	537,149,717	547,490,812	545,884,519	137,918	—	(18,110,091)	(3)	527,774,428	545,884,519	(18,110,091)	(3)
Closing share price	$26.19	$23.86	$27.31	$24.13	$24.86	$2.33	10	$1.33	5	$26.19	$24.86	$1.33	5
Market capitalization	13,822	12,589	14,670	13,211	13,571	1,233	10	251	2	13,822	13,571	251	2
SEGMENT NET INCOME
Consumer Banking	$67	$68	$66	$61	$52	($1)	(1%)	$15	29%	$262	$182	$80	44%
Commercial Banking	152	145	135	147	140	7	5	12	9	579	561	18	3
Other	2	7	(11)	1	5	(5)	(71)	(3)	(60)	(1)	122	(123)	(101)

NET INCOME	$221	$220	$190	$209	$197	$1	—%	$24	12%	$840	$865	($25)	(3%)

1 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

3

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS									FULL YEAR
						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%

FINANCIAL RATIOS
Net interest margin	2.77%	2.76%	2.72%	2.77%	2.80%	1bps		(3)bps		2.75%	2.83%	(8)bps
Return on average common equity	4.51	4.40	3.94	4.36	4.06	11bps		45bps		4.30	4.46	(16)bps
Return on average common equity, excluding restructuring charges and special items[1]	4.51	4.40	4.45	4.49	4.48	11bps		3bps		4.46	4.07	39bps
Return on average tangible common equity[1]	6.75	6.60	5.90	6.53	6.12	15bps		63bps		6.45	6.71	(26)bps
Return on average tangible common equity, excluding restructuring charges and special items[1]	6.75	6.60	6.67	6.73	6.76	15bps		(1)bps		6.69	6.13	56bps
Return on average total assets	0.64	0.65	0.56	0.63	0.60	(1)bps		4bps		0.62	0.68	(6)bps
Return on average total assets, excluding restructuring charges and special items[1]	0.64	0.65	0.64	0.65	0.66	(1)bps		(2)bps		0.64	0.62	2bps
Return on average total tangible assets[1]	0.67	0.68	0.59	0.67	0.63	(1)bps		4bps		0.65	0.71	(6)bps
Return on average total tangible assets, excluding restructuring charges and special items[1]	0.67	0.68	0.67	0.69	0.69	(1)bps		(2)bps		0.68	0.65	3bps
Effective income tax rate	33.45	34.12	32.69	33.68	30.56	(67)bps		289bps		33.52	31.80	172bps
Efficiency ratio[1]	65.76	66.02	70.02	68.49	69.88	(26)bps		(412)bps		67.56	68.12	(56)bps
Efficiency ratio, excluding restructuring charges and special items[1]	65.76	66.02	66.70	67.65	67.11	(26)bps		(135)bps		66.52	68.70	(218)bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio[3]	11.7%	11.8%	11.8%	12.2%	12.4%
Tier 1 capital ratio	12.0	12.0	12.1	12.2	12.4
Total capital ratio	15.3	15.4	15.3	15.5	15.8
Tier 1 leverage ratio	10.5	10.4	10.4	10.5	10.6
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$138,208	$135,447	$137,251	$136,535	$132,857	$2,761	2%	$5,351	4%	$138,208	$132,857	$5,351	4%
Loans and leases:
Commercial	46,214	45,269	45,068	43,982	43,226	945	2	2,988	7	46,214	43,226	2,988	7
Retail	52,828	52,162	51,470	50,512	50,184	666	1	2,644	5	52,828	50,184	2,644	5

Total loans and leases	99,042	97,431	96,538	94,494	93,410	1,611	2	5,632	6	99,042	93,410	5,632	6
Deposits	$102,539	$101,866	$100,615	$98,990	$95,707	$673	1	$6,832	7	$102,539	$95,707	$6,832	7
Long-term borrowed funds	9,886	4,153	3,890	3,904	4,642	5,733	138	5,244	113	9,886	4,642	5,244	113
Total stockholders’ equity	19,646	19,600	19,586	19,564	19,268	46	—	378	2	19,646	19,268	378	2
Loans-to-deposits ratio (period-end balances)[4]	96.94%	96.06%	96.64%	95.84%	97.89%	88bps		(95)bps		96.94%	97.89%	(95)bps
Loans-to-deposits ratio (average balances)[4]	97.21	96.29	97.49	98.58	97.34	92bps		(13)bps		97.37	96.95	42bps
Full-time equivalent employees	17,714	17,817	17,903	17,792	17,677	(103)	(1)	37	—	17,714	17,677	37	—

1 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

2 Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components after January 1, 2015 are prepared using the Basel III standardized transitional approach. The capital ratios and associated components for periods December 31, 2014 and prior are prepared under the Basel I general capital rule.

3 Common equity tier 1 (“CET1”) capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.

4 Ratios include both loans and leases held for sale and deposits held for sale.

4

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$830	$812	$790	$779	$777	$18	2%	$53	7%	$3,211	$3,012	$199	7%
Interest and fees on loans held for sale	2	3	3	2	1	(1)	(33)	1	100	10	5	5	100
Interest and fees on other loans held for sale	—	3	3	1	1	(3)	(100)	(1)	(100)	7	23	(16)	(70)
Investment securities	153	154	155	159	161	(1)	(1)	(8)	(5)	621	619	2	—
Interest-bearing deposits in banks	1	2	1	1	1	(1)	(50)	—	—	5	5	—	—

Total interest income	986	974	952	942	941	12	1	45	5	3,854	3,664	190	5

INTEREST EXPENSE:
Deposits	60	65	60	52	48	(5)	(8)	12	25	237	156	81	52
Deposits held for sale	—	—	—	—	—	—	—	—	—	—	4	(4)	(100)
Federal funds purchased and securities sold under agreements to repurchase	3	4	2	7	7	(1)	(25)	(4)	(57)	16	32	(16)	(50)
Other short-term borrowed funds	16	17	19	15	19	(1)	(6)	(3)	(16)	67	89	(22)	(25)
Long-term borrowed funds	37	32	31	32	27	5	16	10	37	132	82	50	61

Total interest expense	116	118	112	106	101	(2)	(2)	15	15	452	363	89	25

Net interest income	870	856	840	836	840	14	2	30	4	3,402	3,301	101	3

NONINTEREST INCOME:
Service charges and fees	156	145	139	135	144	11	8	12	8	575	574	1	—
Card fees	60	60	60	52	58	—	—	2	3	232	233	(1)	—
Trust and investment services fees	39	41	41	36	38	(2)	(5)	1	3	157	158	(1)	(1)
Mortgage banking fees	20	18	30	33	16	2	11	4	25	101	71	30	42
Capital markets fees	15	21	30	22	25	(6)	(29)	(10)	(40)	88	91	(3)	(3)
Foreign exchange and trade finance fees	23	22	22	23	25	1	5	(2)	(8)	90	95	(5)	(5)
Bank-owned life insurance income	16	14	14	12	13	2	14	3	23	56	49	7	14
Securities gains, net	10	2	9	8	1	8	NM	9	NM	29	28	1	4
Other income	23	30	15	26	19	(7)	(23)	4	21	94	379	(285)	(75)

Total noninterest income	362	353	360	347	339	9	3	23	7	1,422	1,678	(256)	(15)

TOTAL REVENUE	1,232	1,209	1,200	1,183	1,179	23	2	53	4	4,824	4,979	(155)	(3)
Provision for credit losses	91	76	77	58	72	15	20	19	26	302	319	(17)	(5)
NONINTEREST EXPENSE:
Salaries and employee benefits	402	404	411	419	397	(2)	—	5	1	1,636	1,678	(42)	(3)
Outside services	104	89	99	79	106	15	17	(2)	(2)	371	420	(49)	(12)
Occupancy	74	75	90	80	81	(1)	(1)	(7)	(9)	319	326	(7)	(2)
Equipment expense	67	62	65	63	63	5	8	4	6	257	250	7	3
Amortization of software	38	35	37	36	43	3	9	(5)	(12)	146	145	1	1
Other operating expense	125	133	139	133	134	(8)	(6)	(9)	(7)	530	573	(43)	(8)

Total noninterest expense	810	798	841	810	824	12	2	(14)	(2)	3,259	3,392	(133)	(4)

Income before income tax expense	331	335	282	315	283	(4)	(1)	48	17	1,263	1,268	(5)	—
Income tax expense	110	115	92	106	86	(5)	(4)	24	28	423	403	20	5

NET INCOME	$221	$220	$190	$209	$197	$1	—%	$24	12%	$840	$865	($25)	(3%	)

Net income, excluding restructuring charges and special items[1]	$221	$220	$215	$215	$217	$1	—%	$4	2%	$871	$790	$81	10%

Net income available to common stockholders	$221	$213	$190	$209	$197	$8	4%	$24	12	$833	$865	($32)	(4)

Net income available to common stockholders, excluding restructuring charges and special items[1]	$221	$213	$215	$215	$217	$8	4%	$4	2%	$864	$790	$74	9%

1 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

5

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES	AS OF					DECEMBER 31, 2015 CHANGE
	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2015		Dec 31, 2014
						$	%	$	%
ASSETS:
Cash and due from banks	$1,099	$1,067	$961	$954	$1,171	$32	3%	($72)	(6%)
Interest-bearing cash and due from banks	1,986	689	1,908	4,050	2,105	1,297	188	(119)	(6)
Interest-bearing deposits in banks	356	363	186	615	370	(7)	(2)	(14)	(4)
Securities available for sale, at fair value	17,884	18,197	18,662	19,041	18,656	(313)	(2)	(772)	(4)
Securities held to maturity	5,258	5,285	5,567	5,178	5,148	(27)	(1)	110	2
Other investment securities, at fair value	70	50	44	41	33	20	40	37	112
Other investment securities, at cost	863	822	861	861	867	41	5	(4)	—
Loans held for sale, at fair value	325	369	397	322	256	(44)	(12)	69	27
Other loans held for sale	40	51	300	54	25	(11)	(22)	15	60
Loans and leases	99,042	97,431	96,538	94,494	93,410	1,611	2	5,632	6
Less: Allowance for loan and lease losses	(1,216)	(1,201)	(1,201)	(1,202)	(1,195)	(15)	(1)	(21)	(2)

Net loans and leases	97,826	96,230	95,337	93,292	92,215	1,596	2	5,611	6
Derivative assets	625	838	665	742	629	(213)	(25)	(4)	(1)
Premises and equipment	595	560	580	584	595	35	6	—	—
Bank-owned life insurance	1,564	1,553	1,543	1,535	1,527	11	1	37	2
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	—	—	939	—	—	—	—	—	—
Other assets	2,841	2,497	2,425	2,390	2,384	344	14	457	19

TOTAL ASSETS	$138,208	$135,447	$137,251	$136,535	$132,857	$2,761	2%	$5,351	4%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$27,649	$27,373	$26,678	$26,670	$26,086	$276	1%	$1,563	6%
Interest-bearing	74,890	74,493	73,937	72,320	69,621	397	1	5,269	8

Total deposits	102,539	101,866	100,615	98,990	95,707	673	1	6,832	7
Federal funds purchased and securities sold under agreements to repurchase	802	1,293	3,784	4,421	4,276	(491)	(38)	(3,474)	(81)
Other short-term borrowed funds	2,630	5,861	6,762	7,004	6,253	(3,231)	(55)	(3,623)	(58)
Derivative liabilities	485	641	556	616	612	(156)	(24)	(127)	(21)
Deferred taxes, net	730	637	558	586	493	93	15	237	48
Long-term borrowed funds	9,886	4,153	3,890	3,904	4,642	5,733	138	5,244	113
Due to broker	—	—	—	61	—	—	—	—	—
Other liabilities	1,490	1,396	1,500	1,389	1,606	94	7	(116)	(7)

TOTAL LIABILITIES	118,562	115,847	117,665	116,971	113,589	2,715	2	4,973	4
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	247	—	—	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,725	18,718	18,714	18,707	18,676	7	—	49	—
Retained earnings	1,913	1,745	1,585	1,448	1,294	168	10	619	48
Treasury stock, at cost	(858)	(857)	(607)	(357)	(336)	(1)	—	(522)	(155)
Accumulated other comprehensive loss	(387)	(259)	(359)	(240)	(372)	(128)	(49)	(15)	(4)

TOTAL STOCKHOLDERS’ EQUITY	19,646	19,600	19,586	19,564	19,268	46	—	378	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$138,208	$135,447	$137,251	$136,535	$132,857	$2,761	2%	$5,351	4%

Memo: Total tangible common equity[1]	$13,000	$12,939	$12,909	$13,117	$12,806	$61	—%	$194	2%

1 This is a non-GAAP financial measure. For further information on this measure, refer to page 32.

6

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES	AS OF					DECEMBER 31, 2015 CHANGE
	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2015		Dec 31, 2014
						$	%	$	%
LOANS AND LEASES:
Commercial	$33,264	$32,726	$33,027	$32,249	$31,431	$538	2%	$1,833	6%
Commercial real estate	8,971	8,678	8,157	7,863	7,809	293	3	1,162	15
Leases	3,979	3,865	3,884	3,870	3,986	114	3	(7)	—

Total commercial	46,214	45,269	45,068	43,982	43,226	945	2	2,988	7

Residential mortgages	13,318	12,792	12,253	11,808	11,832	526	4	1,486	13
Home equity loans	2,557	2,842	3,022	3,212	3,424	(285)	(10)	(867)	(25)
Home equity lines of credit	14,674	14,707	14,917	15,127	15,423	(33)	—	(749)	(5)
Home equity loans serviced by others[1]	986	1,054	1,126	1,192	1,228	(68)	(6)	(242)	(20)
Home equity lines of credit serviced by others[1]	389	441	494	544	550	(52)	(12)	(161)	(29)
Automobile	13,828	13,876	13,727	13,179	12,706	(48)	—	1,122	9
Student	4,359	3,846	3,355	2,852	2,256	513	13	2,103	93
Credit card	1,634	1,628	1,613	1,588	1,693	6	—	(59)	(3)
Other retail	1,083	976	963	1,010	1,072	107	11	11	1

Total retail	52,828	52,162	51,470	50,512	50,184	666	1	2,644	5

Total loans and leases	$99,042	$97,431	$96,538	$94,494	$93,410	$1,611	2%	$5,632	6%

Loans held for sale, at fair value	$325	$369	$397	$322	$256	($44)	(12%)	$69	27%
Other loans held for sale	40	51	300	54	25	(11)	(22)	15	60

Loans and loans held for sale	$99,407	$97,851	$97,235	$94,870	$93,691	$1,556	2%	$5,716	6%

DEPOSITS:
Demand	$27,649	$27,373	$26,678	$26,670	$26,086	$276	1%	$1,563	6%
Checking with interest	17,921	18,350	17,114	16,738	16,394	(429)	(2)	1,527	9
Regular savings	8,218	8,011	8,080	8,398	7,824	207	3	394	5
Money market accounts	36,727	35,539	35,735	34,543	33,345	1,188	3	3,382	10
Term deposits	12,024	12,593	13,008	12,641	12,058	(569)	(5)	(34)	—

Total deposits	$102,539	$101,866	$100,615	$98,990	$95,707	$673	1	$6,832	7

1 Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

7

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
AVERAGE BALANCES						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
ASSETS:

Interest-bearing cash and due from banks and deposits in banks	$1,526	$1,322	$2,054	$2,092	$1,784	$204	15%	($258)	(14%)	$1,746	$2,113	($367)	(17%)

Taxable investment securities	24,129	24,440	25,081	24,955	24,658	(311)	(1)	(529)	(2)	24,649	24,319	330	1
Non-taxable investment securities	9	9	10	10	10	—	—	(1)	(10)	9	11	(2)	(18)

Total investment securities	24,138	24,449	25,091	24,965	24,668	(311)	(1)	(530)	(2)	24,658	24,330	328	1

Investment securities and interest-bearing deposits	25,664	25,771	27,145	27,057	26,452	(107)	—	(788)	(3)	26,404	26,443	(39)	—

Commercial	33,080	32,832	32,855	31,911	30,962	248	1	2,118	7	32,673	29,993	2,680	9
Commercial real estate	8,855	8,406	7,947	7,700	7,427	449	5	1,428	19	8,231	7,158	1,073	15
Leases	3,884	3,936	3,894	3,895	3,874	(52)	(1)	10	—	3,902	3,776	126	3

Total commercial	45,819	45,174	44,696	43,506	42,263	645	1	3,556	8	44,806	40,927	3,879	9

Residential mortgages	13,030	12,470	11,980	11,855	11,647	560	4	1,383	12	12,338	10,729	1,609	15
Home equity loans	2,751	2,928	3,138	3,332	3,527	(177)	(6)	(776)	(22)	3,025	3,877	(852)	(22)
Home equity lines of credit	14,659	14,813	15,084	15,310	15,490	(154)	(1)	(831)	(5)	14,958	15,552	(594)	(4)
Home equity loans serviced by others[1]	1,017	1,086	1,134	1,193	1,252	(69)	(6)	(235)	(19)	1,117	1,352	(235)	(17)
Home equity lines of credit serviced by others[1]	375	425	469	522	561	(50)	(12)	(186)	(33)	453	609	(156)	(26)
Automobile	13,824	13,810	13,484	12,933	12,403	14	—	1,421	11	13,516	11,011	2,505	23
Student	4,052	3,530	3,029	2,623	2,142	522	15	1,910	89	3,313	2,148	1,165	54
Credit cards	1,625	1,616	1,606	1,637	1,663	9	1	(38)	(2)	1,621	1,651	(30)	(2)
Other retail	1,047	939	986	1,041	1,097	108	12	(50)	(5)	1,003	1,186	(183)	(15)

Total retail	52,380	51,617	50,910	50,446	49,782	763	1	2,598	5	51,344	48,115	3,229	7

Total loans and leases	98,199	96,791	95,606	93,952	92,045	1,408	1	6,154	7	96,150	89,042	7,108	8
Loans held for sale, at fair value	325	327	308	242	213	(2)	(1)	112	53	301	163	138	85
Other loans held for sale	13	128	146	91	20	(115)	(90)	(7)	(35)	95	539	(444)	(82)

Interest-earning assets	124,201	123,017	123,205	121,342	118,730	1,184	1	5,471	5	122,950	116,187	6,763	6
Allowance for loan and lease losses	(1,196)	(1,197)	(1,198)	(1,192)	(1,195)	1	—	(1)	—	(1,196)	(1,230)	34	3
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Other noninterest-earning assets	6,417	6,407	6,638	6,299	6,260	10	—	157	3	6,440	5,791	649	11

Total noninterest-earning assets	12,097	12,086	12,316	11,983	11,941	11	—	156	1	12,120	11,437	683	6

TOTAL ASSETS	$136,298	$135,103	$135,521	$133,325	$130,671	$1,195	1%	$5,627	4%	$135,070	$127,624	$7,446	6%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$17,117	$16,934	$16,561	$16,039	$15,718	$183	1%	$1,399	9%	$16,666	$14,507	$2,159	15%
Money market and savings	44,575	44,572	42,977	41,666	40,856	3	—	3,719	9	43,458	39,579	3,879	10
Term deposits	12,201	12,730	12,576	12,184	11,892	(529)	(4)	309	3	12,424	10,317	2,107	20

Total interest-bearing deposits	73,893	74,236	72,114	69,889	68,466	(343)	—	5,427	8	72,548	64,403	8,145	13
Interest-bearing deposits held for sale	—	—	—	—	—	—	—	—	—	—	1,960	(1,960)	(100)
Federal funds purchased and securities sold under agreements to repurchase[2]	1,635	2,880	4,372	4,607	5,075	(1,245)	(43)	(3,440)	(68)	3,364	5,699	(2,335)	(41)
Other short-term borrowed funds	4,964	5,062	6,498	6,969	6,119	(98)	(2)	(1,155)	(19)	5,865	5,640	225	4
Long-term borrowed funds	6,004	4,059	3,902	3,930	2,834	1,945	48	3,170	112	4,479	1,907	2,572	135

Total borrowed funds	12,603	12,001	14,772	15,506	14,028	602	5	(1,425)	(10)	13,708	13,246	462	3

Total interest-bearing liabilities	86,496	86,237	86,886	85,395	82,494	259	—	4,002	5	86,256	79,609	6,647	8
Total demand deposits	27,475	26,754	26,419	25,756	26,331	721	3	1,144	4	26,606	25,739	867	3
Demand deposits held for sale	—	—	—	—	—	—	—	—	—	—	462	(462)	(100)
Other liabilities	2,721	2,604	2,592	2,767	2,637	117	4	84	3	2,671	2,415	256	11

TOTAL LIABILITIES	116,692	115,595	115,897	113,918	111,462	1,097	1	5,230	5	115,533	108,225	7,308	7

STOCKHOLDERS’ EQUITY	19,606	19,508	19,624	19,407	19,209	98	1	397	2	19,537	19,399	138	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$136,298	$135,103	$135,521	$133,325	$130,671	$1,195	1%	$5,627	4%	$135,070	$127,624	$7,446	6%

Memo: Total average tangible common equity[3]	$12,948	$12,834	$12,947	$12,948	$12,730	$114	1%	$218	2%	$12,919	$12,893	$26	—%

Total deposits (interest-bearing and demand)	$101,368	$100,990	$98,533	$95,645	$94,797	$378	—%	$6,571	7%	$99,154	$92,564	$6,590	7%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

3 This is a non-GAAP financial measure. For further information on this measure, refer to page 31.

8

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS										FULL YEAR
AVERAGE ANNUALIZED YIELDS & RATES	4Q15		3Q15		2Q15		1Q15		4Q14		2015		2014
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.41%	$1	0.44%	$2	0.22%	$1	0.19%	$1	0.20%	$1	0.29%	$5	0.22%	$5

Taxable investment securities	2.52	153	2.52	154	2.47	155	2.55	159	2.61	161	2.52	621	2.55	619
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.52	153	2.52	154	2.47	155	2.55	159	2.61	161	2.52	621	2.55	619

Investment securities and interest-bearing deposits		154		156		156		160		162		626		624

Commercial	2.92	247	2.89	243	2.83	235	2.84	226	2.90	229	2.87	951	2.96	900
Commercial real estate	2.49	56	2.50	54	2.55	51	2.59	50	2.55	48	2.53	211	2.52	183
Leases	2.44	23	2.45	24	2.56	25	2.53	25	2.65	26	2.50	97	2.73	103

Total commercial	2.80	326	2.78	321	2.75	311	2.77	301	2.82	303	2.78	1,259	2.86	1,186

Residential mortgages	3.77	123	3.76	117	3.76	113	3.79	112	3.88	113	3.77	465	3.96	425
Home equity loans	5.30	37	5.32	40	5.43	42	5.40	44	5.31	47	5.38	163	5.29	205
Home equity lines of credit	2.95	109	2.97	111	2.94	110	2.94	111	2.94	114	2.95	441	2.89	450
Home equity loans serviced by others[1]	6.94	17	6.93	19	7.04	20	7.09	21	6.88	22	6.94	77	6.75	91
Home equity lines of credit serviced by others[1]	2.40	2	2.30	3	2.56	3	2.58	3	2.70	4	2.44	11	2.68	16
Automobile	2.80	98	2.75	95	2.68	90	2.78	89	2.64	83	2.75	372	2.57	282
Student	4.97	51	5.01	45	5.05	38	5.13	33	5.07	27	5.03	167	4.74	102
Credit cards	10.91	45	10.95	44	10.92	44	11.10	45	10.28	43	10.97	178	10.14	167
Other retail	8.08	22	7.72	17	7.61	19	7.59	20	7.49	21	7.75	78	7.43	88

Total retail	3.82	504	3.79	491	3.77	479	3.83	478	3.79	474	3.80	1,952	3.80	1,826

Total loans and leases	3.34	830	3.32	812	3.30	790	3.34	779	3.34	777	3.32	3,211	3.37	3,012
Loans held for sale, at fair value	3.44	2	3.69	3	3.41	3	3.29	2	3.41	1	3.47	10	3.10	5
Other loans held for sale	5.93	—	6.96	3	7.79	3	6.85	1	5.96	1	7.22	7	4.17	23

Total interest-earning assets	3.15	986	3.13	974	3.08	952	3.12	942	3.14	941	3.12	3,854	3.14	3,664
INTEREST-BEARING LIABILITIES:
Checking with interest	0.11	5	0.12	5	0.11	5	0.11	4	0.11	4	0.11	19	0.08	12
Money market and savings	0.27	30	0.29	33	0.27	29	0.25	25	0.22	23	0.27	117	0.19	77
Term deposits	0.84	25	0.84	27	0.81	26	0.78	23	0.70	21	0.82	101	0.65	67

Total interest-bearing deposits	0.33	60	0.34	65	0.33	60	0.31	52	0.28	48	0.33	237	0.24	156
Interest-bearing deposits held for sale	—	—	—	—	—	—	—	—	—	—	—	—	0.22	4
Federal funds purchased and securities sold under agreements to repurchase[2]	0.64	3	0.52	4	0.22	2	0.60	7	0.54	7	0.46	16	0.55	32
Other short-term borrowed funds	1.26	16	1.32	17	1.18	19	0.83	15	1.23	19	1.13	67	1.56	89
Long-term borrowed funds	2.44	37	3.16	32	3.19	31	3.27	32	3.93	27	2.95	132	4.25	82

Total borrowed funds	1.74	56	1.75	53	1.43	52	1.38	54	1.53	53	1.56	215	1.51	203

Total interest-bearing liabilities	0.53	116	0.54	118	0.52	112	0.50	106	0.49	101	0.52	452	0.45	363
INTEREST RATE SPREAD	2.62%		2.59%		2.56%		2.62%		2.65%		2.60%		2.69%
NET INTEREST MARGIN	2.77		2.76		2.72		2.77		2.80		2.75		2.83
Memo: Total deposit costs	0.24	60	0.25	65	0.24	60	0.22	52	0.20	48	0.24	237	0.17	160

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

9

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	FOURTH QUARTER 2015				THIRD QUARTER 2015				CHANGE
									4Q15 from 3Q15
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%
Net interest income	$565	$301	$4	$870	$556	$299	$1	$856	$14	2%
Noninterest income	226	107	29	362	235	100	18	353	9	3

Total revenue	791	408	33	1,232	791	399	19	1,209	23	2
Noninterest expense	624	180	6	810	623	175	—	798	12	2

Profit before provision for credit losses	167	228	27	422	168	224	19	411	11	3
Provision for credit losses	65	(2)	28	91	64	3	9	76	15	20

Income before income tax expense (benefit)	102	230	(1)	331	104	221	10	335	(4)	(1)
Income tax expense	35	78	(3)	110	36	76	3	115	(5)	(4)

Net income	$67	$152	$2	$221	$68	$145	$7	$220	$1	—%

Average Balances
Total assets	$54,065	$43,835	$38,398	$136,298	$53,206	$43,113	$38,784	$135,103	$1,195	1%
Total loans and leases[2]	52,737	42,642	3,158	98,537	51,886	41,993	3,367	97,246	1,291	1
Deposits	70,939	24,600	5,829	101,368	70,527	24,604	5,859	100,990	378	—
Interest-earning assets	52,785	42,777	28,639	124,201	51,928	42,070	29,019	123,017	1,184	1
Key Metrics
Net interest margin	4.25%	2.80%	NM	2.77%	4.25%	2.81%	NM	2.76%	1bps
Efficiency ratio[4]	78.85	44.02	NM	65.76	78.72	43.75	NM	66.02	(26) bps
Loans-to-deposits ratio (average balances)	74.34	173.34	NM	97.21	73.57	170.68	NM	96.29	92bps
Return on average total tangible assets[4]	0.49	1.37	NM	0.67	0.51	1.34	NM	0.68	(1) bps
Return on average tangible common equity[3,4]	5.50	12.57	NM	6.75	5.67	12.24	NM	6.60	15bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

4 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

10

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(dollars in millions, except ratios)

	FOURTH QUARTER 2015				FOURTH QUARTER 2014				CHANGE
									4Q15 from 4Q14
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%
Net interest income	$565	$301	$4	$870	$536	$283	$21	$840	$30	4%
Noninterest income	226	107	29	362	218	111	10	339	23	7

Total revenue	791	408	33	1,232	754	394	31	1,179	53	4
Noninterest expense	624	180	6	810	611	180	33	824	(14)	(2)

Profit (loss) before provision for credit losses	167	228	27	422	143	214	(2)	355	67	19
Provision for credit losses	65	(2)	28	91	64	1	7	72	19	26

Income (loss) before income tax expense (benefit)	102	230	(1)	331	79	213	(9)	283	48	17
Income tax expense (benefit)	35	78	(3)	110	27	73	(14)	86	24	28

Net income	$67	$152	$2	$221	$52	$140	$5	$197	$24	12%

Average Balances
Total assets	$54,065	$43,835	$38,398	$136,298	$50,546	$40,061	$40,064	$130,671	$5,627	4%
Total loans and leases[2]	52,737	42,642	3,158	98,537	49,351	38,926	4,001	92,278	6,259	7
Deposits	70,939	24,600	5,829	101,368	66,374	22,500	5,923	94,797	6,571	7
Interest-earning assets	52,785	42,777	28,639	124,201	49,382	39,039	30,309	118,730	5,471	5
Key Metrics
Net interest margin	4.25%	2.80%	NM	2.77%	4.31%	2.87%	NM	2.80%	(3) bps
Efficiency ratio[4]	78.85	44.02	NM	65.76	81.09	45.48	NM	69.88	(412) bps
Loans-to-deposits ratio (average balances)	74.34	173.34	NM	97.21	74.35	173.01	NM	97.34	(13) bps
Return on average total tangible assets[4]	0.49	1.37	NM	0.67	0.40	1.38	NM	0.63	4bps
Return on average tangible common equity[3,4]	5.50	12.57	NM	6.75	4.30	12.76	NM	6.12	63bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

4 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

11

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(dollars in millions, except ratios)

	FULL YEAR 2015				FULL YEAR 2014				CHANGE
									2015 from 2014
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%
Net interest income	$2,198	$1,162	$42	$3,402	$2,151	$1,073	$77	$3,301	$101	3%
Noninterest income	910	415	97	1,422	899	429	350	1,678	(256)	(15)

Total revenue	3,108	1,577	139	4,824	3,050	1,502	427	4,979	(155)	(3)
Noninterest expense	2,456	709	94	3,259	2,513	652	227	3,392	(133)	(4)

Profit before provision for credit losses	652	868	45	1,565	537	850	200	1,587	(22)	(1)
Provision for credit losses	252	(13)	63	302	259	(6)	66	319	(17)	(5)

Income (loss) before income tax expense (benefit)	400	881	(18)	1,263	278	856	134	1,268	(5)	—
Income tax expense (benefit)	138	302	(17)	423	96	295	12	403	20	5

Net income (loss)	$262	$579	($1)	$840	$182	$561	$122	$865	($25)	(3%)

Average Balances
Total assets	$52,848	$42,800	$39,422	$135,070	$48,939	$38,483	$40,202	$127,624	$7,446	6%
Total loans and leases[2]	51,484	41,593	3,469	96,546	47,745	37,683	4,316	89,744	6,802	8
Deposits[3]	69,748	23,473	5,933	99,154	68,214	19,838	4,512	92,564	6,590	7
Interest-earning assets	51,525	41,689	29,736	122,950	47,777	37,809	30,601	116,187	6,763	6
Key Metrics
Net interest margin	4.27%	2.79%	NM	2.75%	4.50%	2.84%	NM	2.83%	(8) bps
Efficiency ratio[5]	79.02	44.94	NM	67.56	82.39	43.37	NM	68.12	(56) bps
Loans-to-deposits ratio (average balances)	73.81	177.19	NM	97.37	69.99	189.96	NM	96.95	42bps
Return on average total tangible assets[5]	0.50	1.35	NM	0.65	0.37	1.46	NM	0.71	(6) bps
Return on average tangible common equity[4,5]	5.53	12.41	NM	6.45	3.90	13.43	NM	6.71	(26) bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Includes deposits held for sale.

4 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

5 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

12

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FULL YEAR
CONSUMER BANKING						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income	$565	$556	$544	$533	$536	$9	2%	$29	5%	$2,198	$2,151	$47	2%
Noninterest income	226	235	230	219	218	(9)	(4)	8	4	910	899	11	1

Total revenue	791	791	774	752	754	—	—	37	5	3,108	3,050	58	2
Noninterest expense	624	623	613	596	611	1	—	13	2	2,456	2,513	(57)	(2)

Profit before provision for credit losses	167	168	161	156	143	(1)	(1)	24	17	652	537	115	21
Provision for credit losses	65	64	60	63	64	1	2	1	2	252	259	(7)	(3)

Income before income tax expense	102	104	101	93	79	(2)	(2)	23	29	400	278	122	44
Income tax expense	35	36	35	32	27	(1)	(3)	8	30	138	96	42	44

Net income	$67	$68	$66	$61	$52	($1)	(1%)	$15	29%	$262	$182	$80	44%

Average Balances
Total assets	$54,065	$53,206	$52,489	$51,602	$50,546	$859	2%	$3,519	7%	$52,848	$48,939	$3,909	8%
Total loans and leases[1]	52,737	51,886	51,024	50,260	49,351	851	2	3,386	7	51,484	47,745	3,739	8
Deposits[2]	70,939	70,527	69,963	67,518	66,374	412	1	4,565	7	69,748	68,214	1,534	2
Interest-earning assets	52,785	51,928	51,061	50,294	49,382	857	2	3,403	7	51,525	47,777	3,748	8
Key Metrics
Net interest margin	4.25%	4.25%	4.28%	4.30%	4.31%	—bps		(6) bps		4.27%	4.50%	(23) bps
Efficiency ratio[4]	78.85	78.72	79.25	79.25	81.09	13bps		(224) bps		79.02	82.39	(337) bps
Loans-to-deposits ratio (average balances)	74.34	73.57	72.93	74.44	74.35	77bps		(1) bps		73.81	69.99	382bps
Return on average total tangible assets[4]	0.49	0.51	0.51	0.48	0.40	(2) bps		9bps		0.50	0.37	13bps
Return on average tangible common equity[3,4]	5.50	5.67	5.66	5.30	4.30	(17) bps		120bps		5.53	3.90	163bps

1 Includes loans and leases held for sale.

2 Includes deposits held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

4 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

13

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FULL YEAR
COMMERCIAL BANKING						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income	$301	$299	$286	$276	$283	$2	1%	$18	6%	$1,162	$1,073	$89	8%
Noninterest income	107	100	108	100	111	7	7	(4)	(4)	415	429	(14)	(3)

Total revenue	408	399	394	376	394	9	2	14	4	1,577	1,502	75	5
Noninterest expense	180	175	181	173	180	5	3	—	—	709	652	57	9

Profit before provision for credit losses	228	224	213	203	214	4	2	14	7	868	850	18	2
Provision for credit losses	(2)	3	7	(21)	1	(5)	(167)	(3)	(300)	(13)	(6)	(7)	(117)

Income before income tax expense	230	221	206	224	213	9	4	17	8	881	856	25	3
Income tax expense	78	76	71	77	73	2	3	5	7	302	295	7	2

Net income	$152	$145	$135	$147	$140	$7	5%	$12	9%	$579	$561	$18	3%

Average Balances
Total assets	$43,835	$43,113	$42,617	$41,606	$40,061	$722	2%	$3,774	9%	$42,800	$38,483	$4,317	11%
Total loans and leases[1]	42,642	41,993	41,467	40,241	38,926	649	2	3,716	10	41,593	37,683	3,910	10
Deposits[2]	24,600	24,604	22,717	21,932	22,500	(4)	—	2,100	9	23,473	19,838	3,635	18
Interest-earning assets	42,777	42,070	41,535	40,344	39,039	707	2	3,738	10	41,689	37,809	3,880	10
Key Metrics
Net interest margin	2.80%	2.81%	2.76%	2.77%	2.87%	(1) bps		(7) bps		2.79%	2.84%	(5) bps
Efficiency ratio[4]	44.02	43.75	46.07	46.01	45.48	27bps		(146) bps		44.94	43.37	157bps
Loans-to-deposits ratio (average balances)	173.34	170.68	182.54	183.48	173.01	266bps		33bps		177.19	189.96	(1,277) bps
Return on average total tangible assets[4]	1.37	1.34	1.27	1.43	1.38	3bps		(1) bps		1.35	1.46	(11) bps
Return on average tangible common equity[3,4]	12.57	12.24	11.69	13.15	12.76	33bps		(19) bps		12.41	13.43	(102) bps

1 Includes loans and leases held for sale.

2 Includes deposits held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

4 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

14

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income	$4	$1	$10	$27	$21	$3	300%	($17)	(81%)	$42	$77	($35)	(45%)

Noninterest income	29	18	22	28	10	11	61	19	190	97	350	(253)	(72)

Total revenue	33	19	32	55	31	14	74	2	6	139	427	(288)	(67)

Noninterest expense	6	—	47	41	33	6	—	(27)	(82)	94	227	(133)	(59)

Profit (loss) before provision for credit losses	27	19	(15)	14	(2)	8	42	29	1,450	45	200	(155)	(78)

Provision for credit losses	28	9	10	16	7	19	211	21	300	63	66	(3)	(5)

Income (loss) before income tax expense (benefit)	(1)	10	(25)	(2)	(9)	(11)	(110)	8	89	(18)	134	(152)	(113)

Income tax expense (benefit)	(3)	3	(14)	(3)	(14)	(6)	(200)	11	79	(17)	12	(29)	(242)

Net income (loss)	$2	$7	($11)	$1	$5	($5)	(71%)	($3)	(60%)	($1)	$122	($123)	(101%)

Average Balances

Total assets	$38,398	$38,784	$40,415	$40,117	$40,064	($386)	(1%)	($1,666)	(4%)	$39,422	$40,202	($780)	(2%)

Total loans and leases	3,158	3,367	3,569	3,784	4,001	(209)	(6)	(843)	(21)	3,469	4,316	(847)	(20)

Deposits	5,829	5,859	5,853	6,195	5,923	(30)	(1)	(94)	(2)	5,933	4,512	1,421	31

Interest-earning assets	28,639	29,019	30,609	30,704	30,309	(380)	(1)	(1,670)	(6)	29,736	30,601	(865)	(3)

 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

15

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FULL YEAR
CONSOLIDATED						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income	$870	$856	$840	$836	$840	$14	2%	$30	4%	$3,402	$3,301	$101	3%
Noninterest income	362	353	360	347	339	9	3	23	7	1,422	1,678	(256)	(15)

Total revenue	1,232	1,209	1,200	1,183	1,179	23	2	53	4	4,824	4,979	(155)	(3)
Noninterest expense	810	798	841	810	824	12	2	(14)	(2)	3,259	3,392	(133)	(4)

Profit before provision for credit losses	422	411	359	373	355	11	3	67	19	1,565	1,587	(22)	(1)
Provision for credit losses	91	76	77	58	72	15	20	19	26	302	319	(17)	(5)

Income before income tax expense	331	335	282	315	283	(4)	(1)	48	17	1,263	1,268	(5)	—
Income tax expense	110	115	92	106	86	(5)	(4)	24	28	423	403	20	5

Net income	$221	$220	$190	$209	$197	$1	—%	$24	12%	$840	$865	($25)	(3%)

Average Balances
Total assets	$136,298	$135,103	$135,521	$133,325	$130,671	$1,195	1%	$5,627	4%	$135,070	$127,624	$7,446	6%
Total loans and leases[1]	98,537	97,246	96,060	94,285	92,278	1,291	1	6,259	7	96,546	89,744	6,802	8
Deposits[2]	101,368	100,990	98,533	95,645	94,797	378	—	6,571	7	99,154	92,564	6,590	7
Interest-earning assets	124,201	123,017	123,205	121,342	118,730	1,184	1	5,471	5	122,950	116,187	6,763	6
Key Metrics
Net interest margin	2.77%	2.76%	2.72%	2.77%	2.80%	1bps		(3) bps		2.75%	2.83%	(8) bps
Efficiency ratio[3]	65.76	66.02	70.02	68.49	69.88	(26) bps		(412) bps		67.56	68.12	(56) bps
Loans-to-deposits ratio (average balances)	97.21	96.29	97.49	98.58	97.34	92bps		(13) bps		97.37	96.95	42bps
Return on average total tangible assets[3]	0.67	0.68	0.59	0.67	0.63	(1) bps		4bps		0.65	0.71	(6) bps
Return on average tangible common equity[3]	6.75	6.60	5.90	6.53	6.12	15bps		63bps		6.45	6.71	(26) bps

1 Includes loans and leases held for sale.

2 Includes deposits held for sale.

3 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

16

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income:
Consumer Banking	$565	$556	$544	$533	$536	$9	2%	$29	5%	$2,198	$2,151	$47	2%
Commercial Banking	301	299	286	276	283	2	1	18	6	1,162	1,073	89	8
Other	4	1	10	27	21	3	300	(17)	(81)	42	77	(35)	(45)

Net interest income	$870	$856	$840	$836	$840	$14	2%	$30	4%	$3,402	$3,301	$101	3%

Noninterest income:
Consumer Banking	$226	$235	$230	$219	$218	($9)	(4%)	$8	4%	$910	$899	$11	1%
Commercial Banking	107	100	108	100	111	7	7	(4)	(4)	415	429	(14)	(3)
Other	29	18	22	28	10	11	61	19	190	97	350	(253)	(72)

Noninterest income	$362	$353	$360	$347	$339	$9	3%	$23	7%	$1,422	$1,678	($256)	(15%)

Total revenue:
Consumer Banking	$791	$791	$774	$752	$754	$—	—%	$37	5%	$3,108	$3,050	$58	2%
Commercial Banking	408	399	394	376	394	9	2	14	4	1,577	1,502	75	5
Other	33	19	32	55	31	14	74	2	6	139	427	(288)	(67)

Total revenue	$1,232	$1,209	$1,200	$1,183	$1,179	$23	2%	$53	4%	$4,824	$4,979	($155)	(3%)

Noninterest expense:
Consumer Banking	$624	$623	$613	$596	$611	$1	—%	$13	2%	$2,456	$2,513	($57)	(2%)
Commercial Banking	180	175	181	173	180	5	3	—	—	709	652	57	9
Other	6	—	47	41	33	6	—	(27)	(82)	94	227	(133)	(59)

Noninterest expense	$810	$798	$841	$810	$824	$12	2%	($14)	(2%)	$3,259	$3,392	($133)	(4%)

Profit before provision for credit losses:
Consumer Banking	$167	$168	$161	$156	$143	($1)	(1%)	$24	17%	$652	$537	$115	21%
Commercial Banking	228	224	213	203	214	4	2	14	7	868	850	18	2
Other	27	19	(15)	14	(2)	8	42	29	1,450	45	200	(155)	(78)

Profit before provision for credit losses	$422	$411	$359	$373	$355	$11	3%	$67	19%	$1,565	$1,587	($22)	(1%)

17

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
Provision for credit losses:
Consumer Banking	$65	$64	$60	$63	$64	$1	2%	$1	2%	$252	$259	($7)	(3%)
Commercial Banking	(2)	3	7	(21)	1	(5)	(167)	(3)	(300)	(13)	(6)	(7)	(117)
Other	28	9	10	16	7	19	211	21	300	63	66	(3)	(5)

Provision for credit losses	$91	$76	$77	$58	$72	$15	20%	$19	26%	$302	$319	($17)	(5%)

Income before income tax expense:
Consumer Banking	$102	$104	$101	$93	$79	($2)	(2%)	$23	29%	$400	$278	$122	44%
Commercial Banking	230	221	206	224	213	9	4	17	8	881	856	25	3
Other	(1)	10	(25)	(2)	(9)	(11)	(110)	8	89	(18)	134	(152)	(113)

Income before income tax expense	$331	$335	$282	$315	$283	($4)	(1%)	$48	17%	$1,263	$1,268	($5)	—%

Income tax expense:
Consumer Banking	$35	$36	$35	$32	$27	($1)	(3%)	$8	30%	$138	$96	$42	44%
Commercial Banking	78	76	71	77	73	2	3	5	7	302	295	7	2
Other	(3)	3	(14)	(3)	(14)	(6)	(200)	11	79	(17)	12	(29)	(242)

Income tax expense	$110	$115	$92	$106	$86	($5)	(4%)	$24	28%	$423	$403	$20	5%

Net income:
Consumer Banking	$67	$68	$66	$61	$52	($1)	(1%)	$15	29%	$262	$182	$80	44%
Commercial Banking	152	145	135	147	140	7	5	12	9	579	561	18	3
Other	2	7	(11)	1	5	(5)	(71)	(3)	(60)	(1)	122	(123)	(101)

Net income	$221	$220	$190	$209	$197	$1	—%	$24	12%	$840	$865	($25)	(3%)

18

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
AVERAGE BALANCES						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
Total assets:
Consumer Banking	$54,065	$53,206	$52,489	$51,602	$50,546	$859	2%	$3,519	7%	$52,848	$48,939	$3,909	8%
Commercial Banking	43,835	43,113	42,617	41,606	40,061	722	2	3,774	9	42,800	38,483	4,317	11
Other	38,398	38,784	40,415	40,117	40,064	(386)	(1)	(1,666)	(4)	39,422	40,202	(780)	(2)

Total assets	$136,298	$135,103	$135,521	$133,325	$130,671	$1,195	1%	$5,627	4%	$135,070	$127,624	$7,446	6%

Loans and leases[1]:
Consumer Banking	$52,737	$51,886	$51,024	$50,260	$49,351	$851	2%	$3,386	7%	$51,484	$47,745	$3,739	8%
Commercial Banking	42,642	41,993	41,467	40,241	38,926	649	2	3,716	10	41,593	37,683	3,910	10
Other	3,158	3,367	3,569	3,784	4,001	(209)	(6)	(843)	(21)	3,469	4,316	(847)	(20)

Total loans and leases	$98,537	$97,246	$96,060	$94,285	$92,278	$1,291	1%	$6,259	7%	$96,546	$89,744	$6,802	8%

Deposits[2]:
Consumer Banking	$70,939	$70,527	$69,963	$67,518	$66,374	$412	1%	$4,565	7%	$69,748	$68,214	$1,534	2%
Commercial Banking	24,600	24,604	22,717	21,932	22,500	(4)	—	2,100	9	23,473	19,838	3,635	18
Other	5,829	5,859	5,853	6,195	5,923	(30)	(1)	(94)	(2)	5,933	4,512	1,421	31

Total deposits	$101,368	$100,990	$98,533	$95,645	$94,797	$378	—%	$6,571	7%	$99,154	$92,564	$6,590	7%

Interest-earning assets:
Consumer Banking	$52,785	$51,928	$51,061	$50,294	$49,382	$857	2%	$3,403	7%	$51,525	$47,777	$3,748	8%
Commercial Banking	42,777	42,070	41,535	40,344	39,039	707	2	3,738	10	41,689	37,809	3,880	10
Other	28,639	29,019	30,609	30,704	30,309	(380)	(1)	(1,670)	(6)	29,736	30,601	(865)	(3)

Total interest-earning assets	$124,201	$123,017	$123,205	$121,342	$118,730	$1,184	1%	$5,471	5%	$122,950	$116,187	$6,763	6%

1 Includes loans and leases held for sale.

2 Includes deposits held for sale.

19

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS									FULL YEAR
KEY METRICS						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						bps		bps				bps
Net Interest Margin (NIM)
Consumer Banking	4.25%	4.25%	4.28%	4.30%	4.31%	—	—	(6)	—	4.27%	4.50%	(23)	—
Commercial Banking	2.80	2.81	2.76	2.77	2.87	(1)	—	(7)	—	2.79	2.84	(5)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
NIM	2.77	2.76	2.72	2.77	2.80	1	—	(3)	—	2.75	2.83	(8)	—

Efficiency Ratio[3]
Consumer Banking	78.85%	78.72%	79.25%	79.25%	81.09%	13	—	(224)	—	79.02%	82.39%	(337)	—
Commercial Banking	44.02	43.75	46.07	46.01	45.48	27	—	(146)	—	44.94	43.37	157	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
Efficiency Ratio	65.76	66.02	70.02	68.49	69.88	(26)	—	(412)	—	67.56	68.12	(56)	—

Loans to Deposits Ratio (average balances) (LDR)[1]
Consumer Banking	74.34%	73.57%	72.93%	74.44%	74.35%	77	—	(1)	—	73.81%	69.99%	382	—
Commercial Banking	173.34	170.68	182.54	183.48	173.01	266	—	33	—	177.19	189.96	(1,277)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
LDR	97.21	96.29	97.49	98.58	97.34	92	—	(13)	—	97.37	96.95	42	—

Return on Average Total Tangible Assets (ROTA)[3]
Consumer Banking	0.49%	0.51%	0.51%	0.48%	0.40%	(2)	—	9	—	0.50%	0.37%	13	—
Commercial Banking	1.37	1.34	1.27	1.43	1.38	3	—	(1)	—	1.35	1.46	(11)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTA	0.67	0.68	0.59	0.67	0.63	(1)	—	4	—	0.65	0.71	(6)	—

Return on Average Tangible Common Equity (ROTCE)[2,3]
Consumer Banking	5.50%	5.67%	5.66%	5.30%	4.30%	(17)	—	120	—	5.53%	3.90%	163	—
Commercial Banking	12.57	12.24	11.69	13.15	12.76	33	—	(19)	—	12.41	13.43	(102)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTCE	6.75	6.60	5.90	6.53	6.12	15	—	63	—	6.45	6.71	(26)	—

1 Includes loans and leases and deposits held for sale.

2 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

3 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

20

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					DECEMBER 31, 2015 CHANGE
	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2015		Dec 31, 2014
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$33,264	$32,726	$33,027	$32,249	$31,431	$538	2%	$1,833	6%
Commercial real estate	8,971	8,678	8,157	7,863	7,809	293	3	1,162	15
Leases	3,979	3,865	3,884	3,870	3,986	114	3	(7)	—

Total commercial	46,214	45,269	45,068	43,982	43,226	945	2	2,988	7
Residential mortgages	13,318	12,792	12,253	11,808	11,832	526	4	1,486	13
Home equity loans	2,557	2,842	3,022	3,212	3,424	(285)	(10)	(867)	(25)
Home equity lines of credit	14,674	14,707	14,917	15,127	15,423	(33)	—	(749)	(5)
Home equity loans serviced by others[1]	986	1,054	1,126	1,192	1,228	(68)	(6)	(242)	(20)
Home equity lines of credit serviced by others[1]	389	441	494	544	550	(52)	(12)	(161)	(29)
Automobile	13,828	13,876	13,727	13,179	12,706	(48)	—	1,122	9
Student	4,359	3,846	3,355	2,852	2,256	513	13	2,103	93
Credit card	1,634	1,628	1,613	1,588	1,693	6	—	(59)	(3)
Other retail	1,083	976	963	1,010	1,072	107	11	11	1

Total retail	52,828	52,162	51,470	50,512	50,184	666	1	2,644	5

Total loans and leases	99,042	97,431	96,538	94,494	93,410	1,611	2	5,632	6
Derivative receivable - commercial	619	828	658	733	622	(209)	(25)	(3)	—
Derivative receivable - retail	6	10	7	9	7	(4)	(40)	(1)	(14)

Total derivative receivable	625	838	665	742	629	(213)	(25)	(4)	(1)

Total credit-related assets	99,667	98,269	97,203	95,236	94,039	1,398	1	5,628	6

Undrawn commitments to extend credit - commercial	30,823	29,751	29,422	29,110	29,646	1,072	4	1,177	4
Financial standby letters of credit	2,010	2,077	2,181	2,292	2,315	(67)	(3)	(305)	(13)
Performance letters of credit	42	45	55	60	65	(3)	(7)	(23)	(35)
Commercial letters of credit	87	63	59	58	75	24	38	12	16
Marketing rights	47	47	49	51	51	—	—	(4)	(8)
Risk participation agreements	26	39	22	26	19	(13)	(33)	7	37

Total commercial lending-related arrangements	33,035	32,022	31,788	31,597	32,171	1,013	3	864	3
Undrawn commitments to extend credit - retail	25,701	25,755	26,465	26,114	26,253	(54)	—	(552)	(2)
Residential mortgage loans sold with recourse	10	11	12	10	11	(1)	(9)	(1)	(9)

Total retail lending-related arrangements	25,711	25,766	26,477	26,124	26,264	(55)	—	(553)	(2)

Total lending-related arrangements	58,746	57,788	58,265	57,721	58,435	958	2	311	1

Total credit exposure	$158,413	$156,057	$155,468	$152,957	$152,474	$2,356	2%	$5,939	4%

Memo: Total credit exposure by product category
Commercial exposure	$79,868	$78,119	$77,514	$76,312	$76,019	$1,749	2%	$3,849	5%
Retail exposure	78,545	77,938	77,954	76,645	76,455	607	1	2,090	3

Total credit exposure	$158,413	$156,057	$155,468	$152,957	$152,474	$2,356	2%	$5,939	4%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

21

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					DECEMBER 31, 2015 CHANGE
	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2015		Dec 31, 2014
						$	%	$	%
NONPERFORMING ASSETS:
Commercial	$71	$88	$83	$97	$114	($17)	(19%)	($43)	(38%)
Commercial real estate	77	42	42	60	50	35	83	27	54
Leases	—	—	—	1	—	—	—	—	—

Total commercial	148	130	125	158	164	18	14	(16)	(10)
Residential mortgages	331	324	329	347	345	7	2	(14)	(4)
Home equity loans[3]	135	144	151	180	203	(9)	(6)	(68)	(33)
Home equity lines of credit[3]	272	270	292	300	257	2	1	15	6
Home equity loans serviced by others[2]	38	39	44	44	47	(1)	(3)	(9)	(19)
Home equity lines of credit serviced by others[2]	32	31	26	25	25	1	3	7	28
Automobile	42	38	30	30	21	4	11	21	100
Student	41	39	35	30	17	2	5	24	141
Credit card	16	15	14	16	17	1	7	(1)	(6)
Other retail	5	4	4	6	5	1	25	—	—

Total retail	912	904	925	978	937	8	1	(25)	(3)

Nonperforming loans and leases[1]	1,060	1,034	1,050	1,136	1,101	26	3	(41)	(4)

Commercial	1	1	1	1	3	—	—	(2)	(67)
Retail	45	38	37	37	39	7	18	6	15

Other real estate owned	46	39	38	38	42	7	18	4	10

Nonperforming assets	$1,106	$1,073	$1,088	$1,174	$1,143	$33	3%	($37)	(3%)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$149	$131	$126	$159	$167	$18	14%	($18)	(11%)
Retail	957	942	962	1,015	976	15	2	(19)	(2)

Nonperforming assets	$1,106	$1,073	$1,088	$1,174	$1,143	$33	3%	($37)	(3%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.23%	1.23%	1.24%	1.27%	1.28%	—bps		(5) bps
Allowance for loan and lease losses to nonperforming loans and leases	114.64	116.12	114.37	105.75	108.51	(148) bps		613 bps
Nonperforming loans and leases to loans and leases	1.07	1.06	1.09	1.20	1.18	1bps		(11) bps
Nonperforming assets to total assets	0.80	0.79	0.79	0.86	0.86	1bps		(6) bps
1MEMO:
Accruing loans past due 90 days or more included above	$9	$15	$8	$9	$8	($6)	(40%)	$1	13%

2 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

3 Restated September 30, 2015, June 30, 2015, and March 31, 2015 to conform to the current period presentation.

22

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
GROSS CHARGE-OFFS:
Commercial	$3	$10	$12	$5	$9	($7)	(70%)	($6)	(67%)	$30	$31	($1)	(3%)
Commercial real estate	1	1	3	1	4	—	—	(3)	(75)	6	12	(6)	(50)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	4	11	15	6	13	(7)	(64)	(9)	(69)	36	43	(7)	(16)
Residential mortgages	5	5	6	6	6	—	—	(1)	(17)	22	36	(14)	(39)
Home equity loans	11	8	6	9	11	3	38	—	—	34	55	(21)	(38)
Home equity lines of credit	9	11	17	22	16	(2)	(18)	(7)	(44)	59	80	(21)	(26)
Home equity loans serviced by others[1]	9	8	7	8	11	1	13	(2)	(18)	32	55	(23)	(42)
Home equity lines of credit serviced by others[1]	4	3	3	4	2	1	33	2	100	14	12	2	17
Automobile	39	31	24	23	16	8	26	23	144	117	41	76	185
Student	14	12	15	10	16	2	17	(2)	(13)	51	54	(3)	(6)
Credit card	14	14	16	15	15	—	—	(1)	(7)	59	64	(5)	(8)
Other retail	15	17	12	12	13	(2)	(12)	2	15	56	53	3	6

Total retail	120	109	106	109	106	11	10	14	13	444	450	(6)	(1)

Total gross charge-offs	$124	$120	$121	$115	$119	$4	3%	$5	4%	$480	$493	($13)	(3%)

GROSS RECOVERIES:
Commercial	$4	$3	$5	$6	$4	$1	33%	$—	—%	$18	$35	($17)	(49%)
Commercial real estate	3	3	3	22	7	—	—	(4)	(57)	31	23	8	35
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	7	6	8	28	11	1	17	(4)	(36)	49	58	(9)	(16)
Residential mortgages	4	3	2	3	2	1	33	2	100	12	11	1	9
Home equity loans	4	3	2	2	5	1	33	(1)	(20)	11	24	(13)	(54)
Home equity lines of credit	4	3	6	5	3	1	33	1	33	18	15	3	20
Home equity loans serviced by others[1]	4	5	5	3	6	(1)	(20)	(2)	(33)	17	21	(4)	(19)
Home equity lines of credit serviced by others[1]	2	2	2	2	1	—	—	1	100	8	5	3	60
Automobile	15	14	11	9	6	1	7	9	150	49	20	29	145
Student	3	3	3	3	3	—	—	—	—	12	9	3	33
Credit card	2	2	2	2	2	—	—	—	—	8	7	1	14
Other retail	2	4	2	4	—	(2)	(50)	2	—	12	—	12	—

Total retail	40	39	35	33	28	1	3	12	43	147	112	35	31

Total gross recoveries	$47	$45	$43	$61	$39	$2	4%	$8	21%	$196	$170	$26	15%

NET CHARGE-OFFS (RECOVERIES):
Commercial	($1)	$7	$7	($1)	$5	($8)	(114%)	($6)	(120%)	$12	($4)	$16	400%
Commercial real estate	(2)	(2)	—	(21)	(3)	—	—	1	33	(25)	(11)	(14)	(127)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	(3)	5	7	(22)	2	(8)	(160)	(5)	(250)	(13)	(15)	2	13
Residential mortgages	1	2	4	3	4	(1)	(50)	(3)	(75)	10	25	(15)	(60)
Home equity loans	7	5	4	7	6	2	40	1	17	23	31	(8)	(26)
Home equity lines of credit	5	8	11	17	13	(3)	(38)	(8)	(62)	41	65	(24)	(37)
Home equity loans serviced by others[1]	5	3	2	5	5	2	67	—	—	15	34	(19)	(56)
Home equity lines of credit serviced by others[1]	2	1	1	2	1	1	100	1	100	6	7	(1)	(14)
Automobile	24	17	13	14	10	7	41	14	140	68	21	47	224
Student	11	9	12	7	13	2	22	(2)	(15)	39	45	(6)	(13)
Credit card	12	12	14	13	13	—	—	(1)	(8)	51	57	(6)	(11)
Other retail	13	13	10	8	13	—	—	—	—	44	53	(9)	(17)

Total retail	80	70	71	76	78	10	14	2	3	297	338	(41)	(12)

Total net charge-offs (recoveries)	$77	$75	$78	$54	$80	$2	3%	($3)	(4%)	$284	$323	($39)	(12%)

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

23

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS									FULL YEAR

						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES:
Commercial	(0.01%)	0.08%	0.10%	(0.02%)	0.06%	(9) bps		(7) bps		0.04%	(0.01%)	5 bps
Commercial real estate	(0.11)	(0.11)	(0.03)	(1.07)	(0.15)	— bps		4 bps		(0.31)	(0.14)	(17) bps
Leases	—	—	—	—	—	— bps		— bps		—	(0.01)	1 bps
Total commercial	(0.03)	0.04	0.07	(0.20)	0.02	(7) bps		(5) bps		(0.03)	(0.04)	1 bps
Residential mortgages	0.05	0.05	0.14	0.11	0.14	— bps		(9) bps		0.09	0.23	(14) bps
Home equity loans	1.07	0.60	0.56	0.81	0.45	47 bps		62 bps		0.76	0.77	(1) bps
Home equity lines of credit	0.12	0.21	0.29	0.46	0.34	(9) bps		(22) bps		0.27	0.42	(15) bps
Home equity loans serviced by others[1]	1.81	1.12	0.70	1.49	1.67	69 bps		14 bps		1.26	2.51	(125) bps
Home equity lines of credit serviced by others[1]	1.99	1.23	0.89	1.56	0.81	76 bps		118 bps		1.37	1.22	15 bps
Automobile	0.71	0.50	0.38	0.42	0.34	21 bps		37 bps		0.51	0.20	31 bps
Student	1.07	1.07	1.56	1.13	2.36	— bps		(129) bps		1.19	1.98	(79) bps
Credit card	2.98	2.96	3.36	3.26	3.28	2 bps		(30) bps		3.14	3.49	(35) bps
Other retail	4.38	5.56	4.42	3.30	4.82	(118) bps		(44) bps		4.39	4.60	(21) bps
Total retail	0.60	0.54	0.56	0.61	0.62	6 bps		(2) bps		0.58	0.70	(12) bps
Total loans and leases	0.31%	0.31%	0.33%	0.23%	0.35%	— bps		(4) bps		0.30%	0.36%	(6) bps

Memo: Average loans:
Commercial	$33,080	$32,832	$32,855	$31,911	$30,962	$248	1%	$2,118	7%	32,673	29,993	$2,680	9%
Commercial real estate	8,855	8,406	7,947	7,700	7,427	449	5	1,428	19	8,231	7,158	1,073	15
Leases	3,884	3,936	3,894	3,895	3,874	(52)	(1)	10	—	3,902	3,776	126	3

Total commercial	45,819	45,174	44,696	43,506	42,263	645	1	3,556	8	44,806	40,927	3,879	9
Residential mortgages	13,030	12,470	11,980	11,855	11,647	560	4	1,383	12	12,338	10,729	1,609	15
Home equity loans	2,751	2,928	3,138	3,332	3,527	(177)	(6)	(776)	(22)	3,025	3,877	(852)	(22)
Home equity lines of credit	14,659	14,813	15,084	15,310	15,490	(154)	(1)	(831)	(5)	14,958	15,552	(594)	(4)
Home equity loans serviced by others[1]	1,017	1,086	1,134	1,193	1,252	(69)	(6)	(235)	(19)	1,117	1,352	(235)	(17)
Home equity lines of credit serviced by others[1]	375	425	469	522	561	(50)	(12)	(186)	(33)	453	609	(156)	(26)
Automobile	13,824	13,810	13,484	12,933	12,403	14	—	1,421	11	13,516	11,011	2,505	23
Student	4,052	3,530	3,029	2,623	2,142	522	15	1,910	89	3,313	2,148	1,165	54
Credit card	1,625	1,616	1,606	1,637	1,663	9	1	(38)	(2)	1,621	1,651	(30)	(2)
Other retail	1,047	939	986	1,041	1,097	108	12	(50)	(5)	1,003	1,186	(183)	(15)

Total retail	52,380	51,617	50,910	50,446	49,782	763	1	2,598	5	51,344	48,115	3,229	7

Total loans and leases	$98,199	$96,791	$95,606	$93,952	$92,045	$1,408	1%	$6,154	7%	$96,150	$89,042	$7,108	8%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

24

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q15 Change						2015 Change
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
						$	%	$	%			$	%
Allowance for loan and lease losses - beginning	$1,201	$1,201	$1,202	$1,195	$1,201	$—	—%	$—	—%	$1,195	$1,221	($26)	(2%)
Charge-offs:
Commercial	4	11	15	6	13	(7)	(64)	(9)	(69)	36	43	(7)	(16)
Retail	120	109	106	109	106	11	10	14	13	444	450	(6)	(1)

Total charge-offs	124	120	121	115	119	4	3	5	4	480	493	(13)	(3)
Recoveries:
Commercial	7	6	8	28	11	1	17	(4)	(36)	49	58	(9)	(16)
Retail	40	39	35	33	28	1	3	12	43	147	112	35	31

Total recoveries	47	45	43	61	39	2	4	8	21	196	170	26	15

Net charge-offs	77	75	78	54	80	2	3	(3)	(4)	284	323	(39)	(12)
Provision for loan and lease losses:
Commercial	18	15	(6)	12	4	3	20	14	350	39	31	8	26
Retail	74	58	83	51	70	16	28	4	6	266	266	—	—

Total provision for loan and lease losses	92	73	77	63	74	19	26	18	24	305	297	8	3
Sale/Other	—	2	—	(2)	—	(2)	(100)	—	—	—	—	—	—

Allowance for loan and lease losses - ending	$1,216	$1,201	$1,201	$1,202	$1,195	$15	1%	$21	2%	$1,216	$1,195	$21	2

Reserve for unfunded lending commitments - beginning	$59	$56	$56	$61	$63	$3	5%	($4)	(6%)	$61	$39	$22	56%
Provision for unfunded lending commitments	(1)	3	—	(5)	(2)	(4)	(133)	1	50	(3)	22	(25)	(114)

Reserve for unfunded lending commitments - ending	58	59	56	56	61	(1)	(2)	(3)	(5)	58	61	(3)	(5)

Total allowance for credit losses - ending	$1,274	$1,260	$1,257	$1,258	$1,256	$14	1%	$18	1%	$1,274	$1,256	$18	1%

25

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	AS OF					DECEMBER 31, 2015 CHANGE
	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2015		Dec 31, 2014
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$36	$23	$21	$35	$20	$13	57%	$16	80%
Formula-based evaluation	618	611	600	599	585	7	1	33	6

Total commercial	654	634	621	634	605	20	3	49	8

Individually evaluated	101	104	107	107	109	(3)	(3)	(8)	(7)
Formula-based evaluation	519	522	529	517	542	(3)	(1)	(23)	(4)

Total retail	620	626	636	624	651	(6)	(1)	(31)	(5)

Total allowance for credit losses	$1,274	$1,260	$1,257	$1,258	$1,256	$14	1%	$18	1%

26

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FULL YEAR
						DECEMBER 31, 2015 CHANGE						2015 Change
	Dec 31, 2015	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2015		Dec 31, 2014		2015	2014	2014
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS[1] (preliminary)
CET1 capital[2]	$13,389	$13,200	$13,270	$13,360	$13,173	$189	1%	$216	2%
Tier 1 capital	13,636	13,447	13,517	13,360	13,173	189	1	463	4
Total capital	17,505	17,307	17,123	16,969	16,781	198	1	724	4
Risk-weighted assets	114,084	112,277	112,131	109,786	105,964	1,807	2	8,120	8
Adjusted average assets[3]	130,455	129,334	129,505	127,165	124,539	1,121	1	5,916	5
CET1 capital ratio[2]	11.7%	11.8%	11.8%	12.2%	12.4%
Tier 1 capital ratio	12.0	12.0	12.1	12.2	12.4
Total capital ratio	15.3	15.4	15.3	15.5	15.8
Tier 1 leverage ratio	10.5	10.4	10.4	10.5	10.6
Proforma Basel III fully phased-in common equity tier 1 capital ratio[4]	11.7	11.7	11.8	12.1	12.1
TANGIBLE COMMON EQUITY (period-end):
Stockholders’ common equity	$19,399	$19,353	$19,339	$19,564	$19,268	$46	—%	$131	1%	$19,399	$19,268	$131	1%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	3	3	4	5	6	—	—	(3)	(50)	3	6	(3)	(50)
Add: Deferred tax liabilities[5]	480	465	450	434	420	15	3	60	14	480	420	60	14

Total tangible common equity[6]	$13,000	$12,939	$12,909	$13,117	$12,806	$61	—%	$194	2%	$13,000	$12,806	$194	2%

TANGIBLE COMMON EQUITY (average):
Stockholders’ common equity	$19,359	$19,261	$19,391	$19,407	$19,209	$98	1%	$150	1%	$19,354	$19,399	($45)	—%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	3	4	5	5	6	(1)	(25)	(3)	(50)	4	7	(3)	(43)
Add: Deferred tax liabilities[5]	468	453	437	422	403	15	3	65	16	445	377	68	18

Total tangible common equity[6]	$12,948	$12,834	$12,947	$12,948	$12,730	$114	1%	$218	2%	$12,919	$12,893	$26	—%

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%	$6,876	$6,876	$—	—%
Other intangible assets	3	3	4	5	6	—	—	(3)	(50)	3	6	(3)	(50)

Total intangible assets	$6,879	$6,879	$6,880	$6,881	$6,882	$—	—%	($3)	—%	$6,879	$6,882	($3)	—%

1 Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components after January 1, 2015 are prepared using the Basel III standardized transitional approach. The capital ratios and associated components for periods December 31, 2014 and prior are prepared under the Basel I general capital rule.

2 CET1 capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.

3 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

4 Prior to Basel III becoming effective on January 1, 2015, this was a non-GAAP financial measure. For further information on this measure, refer to page 32.

5 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

6 These are non-GAAP financial measures. For further information on these measures, refer to pages 31-32.

27

PER-SHARE RELATED INFORMATION

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
						4Q15 Change						2015 Change
	4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
EARNINGS PER SHARE DATA						$	%	$	%			$	%
Basic earnings per share:
Net income	$221	$220	$190	$209	$197	$1	—%	$24	12%	$840	$865	($25)	(3%)
Less: Preferred stock dividends	—	7	—	—	—	(7)	(100)	—	—	7	—	7	—

Net income available to common stockholders	$221	$213	$190	$209	$197	$8	4%	$24	12%	$833	$865	($32)	(4)

Net income available to common stockholders, excluding restructuring charges and special items[1]	$221	$213	$215	$215	$217	$8	4%	$4	2%	$864	$790	$74	9%

Total weighted-average basic shares outstanding	527,648,630	530,985,255	537,729,248	546,291,363	546,810,009	(3,336,625)	(1)	(19,161,379)	(4)	535,599,731	556,674,146	(21,074,415)	(4)
Net income per share - basic	$0.42	$0.40	$0.35	$0.38	$0.36	$0.02	5%	$0.06	17%	$1.55	$1.55	$—	—%
Net income per share, excluding restructuring charges and special items - basic[1]	$0.42	$0.40	$0.40	$0.39	$0.40	$0.02	5%	$0.02	5%	$1.61	$1.42	$0.19	13%
Diluted earnings per share:
Net income applicable to common stockholders	$221	$213	$190	$209	$197	$8	4	$24	12	$833	$865	($32)	(4)
Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$221	$213	$215	$215	$217	$8	4	$4	2	$871	$790	$81	10
Total weighted-average basic shares outstanding	527,648,630	530,985,255	537,729,248	546,291,363	546,810,009	(3,336,625)	(1)	(19,161,379)	(4)	535,599,731	556,674,146	(21,074,415)	(4)
Add: Weighted-average dilutive shares	2,627,043	2,412,903	2,180,118	3,507,354	3,866,289	214,140	9	(1,239,246)	(32)	2,621,167	1,050,790	1,570,377	NM

Total weighted-average diluted shares outstanding	530,275,673	533,398,158	539,909,366	549,798,717	550,676,298	(3,122,485)	(1)	(20,400,625)	(4)	538,220,898	557,724,936	(19,504,038)	(3)
Net income per share - diluted	$0.42	$0.40	$0.35	$0.38	$0.36	$0.02	5%	$0.06	17%	$1.55	$1.55	$—	—%
Net income per share, excluding restructuring charges and special items - diluted[1]	$0.42	$0.40	$0.40	$0.39	$0.39	$0.02	5%	$0.03	8%	$1.61	$1.42	$0.19	13%
COMMON SHARES OUTSTANDING
Common shares - at end of period	527,774,428	527,636,510	537,149,717	547,490,812	545,884,519	137,918	—%	(18,110,091)	(3%)	527,774,428	545,884,519	(18,110,091)	(3%)
Cash dividends declared and paid per share	$0.10	$0.10	$0.10	$0.10	$0.10	$—	—	$—	—	$0.40	$1.43	($1.03)	(72)
Book value per share	$36.76	$36.68	$36.00	$35.73	$35.30	0.08	—	1.46	4	$36.76	$35.30	1.46	4
Tangible book value per share[1]	$24.63	$24.52	$24.03	$23.96	$23.46	0.11	—	1.17	5	$24.63	$23.46	1.17	5
Dividend payout ratio	24%	25%	28%	26%	28%	(100) bps		NM		26%	92%	NM
SHARE PRICE
High	$27.17	$28.18	$28.71	$25.84	$25.60	($1.01)	(4%)	$1.57	6%	$28.71	$25.60	$3.11	12%
Low	22.48	21.14	24.03	22.67	21.47	1.34	6	1.01	5	21.14	21.35	(0.21)	(1)
Close	26.19	23.86	27.31	24.13	24.86	2.33	10	1.33	5	26.19	24.86	1.33	5
Market Capitalization	13,822	12,589	14,670	13,211	13,571	1,233	10	251	2	13,822	13,571	251	2

1 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

28

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items)

(dollars in millions, except per-share data)

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.

The non-GAAP measures set forth below include “total revenue”, “noninterest income”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense (benefit)”, “income tax expense (benefit)”, “net income”, “net income available to common stockholders”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “amortization of software”, “other operating expense”, “net income per average common share”, “return of average common equity” and “return on average total assets”. In addition, we present computations for “tangible book value per common share”, “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio” as part of our non-GAAP measures. Additionally, “pro forma Basel III fully phased-in common equity tier 1 capital” computations for periods prior to 1Q15 are presented as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.

We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

29

		QUARTERLY TRENDS									FULL YEAR
							4Q15 Change						2015 Change
		4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
							$	%	$	%			$	%
Noninterest income, excluding special items:
Noninterest income (GAAP)	A	$362	$353	$360	$347	$339	$9	3%	$23	7%	$1,422	$1,678	($256)	(15%)
Less: Special items - Chicago gain		—	—	—	—	—	—	—	—	—	—	288	(288)	(100)

Noninterest income, excluding special items (non-GAAP)	B	$362	$353	$360	$347	$339	$9	3%	$23	7%	$1,422	$1,390	$32	2%

Total revenue, excluding special items:
Total revenue (GAAP)	C	$1,232	$1,209	$1,200	$1,183	$1,179	$23	2%	$53	4%	$4,824	$4,979	($155)	(3%)
Less: Special items - Chicago gain		—	—	—	—	—	—	—	—	—	—	288	(288)	(100)

Total revenue, excluding special items (non-GAAP)	D	$1,232	$1,209	$1,200	$1,183	$1,179	$23	2%	$53	4%	$4,824	$4,691	$133	3%

Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)	E	$810	$798	$841	$810	$824	$12	2%	($14)	(2%)	$3,259	$3,392	($133)	(4%)
Less: Restructuring charges and special items	MM	—	—	40	10	33	—	—	(33)	(100)	50	169	(119)	(70)

Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	$810	$798	$801	$800	$791	$12	2%	$19	2%	$3,209	$3,223	($14)	—%

Net income, excluding restructuring charges and special items:
Net income (GAAP)	G	$221	$220	$190	$209	$197	$1	—%	$24	12%	$840	$865	($25)	(3%)
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	25	6	20	—	—	(20)	(100)	31	(75)	106	141

Net income, excluding restructuring charges and special items (non-GAAP)	H	$221	$220	$215	$215	$217	$1	—%	$4	2%	$871	$790	$81	10%

Net income available to common stockholders (GAAP), excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)	I	$221	$213	$190	$209	$197	$8	4%	$24	12%	$833	$865	($32)	(4%)
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	25	6	20	—	—	(20)	(100)	31	(75)	106	141

Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	J	$221	$213	$215	$215	$217	$8	4%	$4	2%	$864	$790	$74	9%

30

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q15 Change						2015 Change
		4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
							$	%	$	%			$	%
Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	K	$19,359	$19,261	$19,391	$19,407	$19,209	$98	1%	$150	1%	$19,354	$19,399	($45)	—%
Return on average common equity, excluding restructuring charges and special items (non-GAAP)	J/K	4.51%	4.40%	4.45%	4.49%	4.48%	11 bps		3 bps		4.46%	4.07%	39bps
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	L	$19,359	$19,261	$19,391	$19,407	$19,209	$98	1%	$150	1%	$19,354	$19,399	($45)	—%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Average other intangibles (GAAP)		3	4	5	5	6	(1)	(25)	(3)	(50)	4	7	(3)	(43)
Add: Average deferred tax liabilities related to goodwill (GAAP)		468	453	437	422	403	15	3	65	16	445	377	68	18

Average tangible common equity (non-GAAP)	M	$12,948	$12,834	$12,947	$12,948	$12,730	$114	1%	$218	2%	$12,919	$12,893	$26	—%

Return on average tangible common equity (non-GAAP)	I/M	6.75%	6.60%	5.90%	6.53%	6.12%	15bps		63bps		6.45%	6.71%	(26)bps
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	J/M	6.75%	6.60%	6.67%	6.73%	6.76%	15bps		(1)bps		6.69%	6.13%	56bps
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)	N	$136,298	$135,103	$135,521	$133,325	$130,671	$1,195	1%	$5,627	4%	$135,070	$127,624	$7,446	6%
Return on average total assets, excluding restructuring charges and special items (non-GAAP)	H/N	0.64%	0.65%	0.64%	0.65%	0.66%	(1)bps		(2)bps		0.64%	0.62%	2bps
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)	N	$136,298	$135,103	$135,521	$133,325	$130,671	$1,195	1%	$5,627	4%	$135,070	$127,624	$7,446	6%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Average other intangibles (GAAP)		3	4	5	5	6	(1)	(25)	(3)	(50)	4	7	(3)	(43)
Add: Average deferred tax liabilities related to goodwill (GAAP)		468	453	437	422	403	15	3	65	16	445	377	68	18

Average tangible assets (non-GAAP)	O	$129,887	$128,676	$129,077	$126,866	$124,192	$1,211	1%	$5,695	5%	$128,635	$121,118	$7,517	6%

Return on average total tangible assets (non-GAAP)	G/O	0.67%	0.68%	0.59%	0.67%	0.63%	(1)bps		4bps		0.65%	0.71%	(6)bps
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)	H/O	0.67%	0.68%	0.67%	0.69%	0.69%	(1)bps		(2)bps		0.68%	0.65%	3bps
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP)		$870	$856	$840	$836	$840	$14	2%	$30	4%	$3,402	$3,301	$101	3%
Add: Noninterest income (GAAP)		362	353	360	347	339	9	3	23	7	1,422	1,678	(256)	(15)

Total revenue (GAAP)	C	$1,232	$1,209	$1,200	$1,183	$1,179	$23	2%	$53	4%	$4,824	$4,979	($155)	(3%)

Efficiency ratio (non-GAAP)	E/C	65.76%	66.02%	70.02%	68.49%	69.88%	(26)bps		(412) bps		67.56%	68.12%	(56)bps
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	F/D	65.76%	66.02%	66.70%	67.65%	67.11%	(26)bps		(135) bps		66.52%	68.70%	(218) bps

31

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q15 Change						2015 Change
		4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
							$	%	$	%			$	%
Tangible book value per common share:
Common shares - at end of period (GAAP)	P	527,774,428	527,636,510	537,149,717	547,490,812	545,884,519	137,918	— %	(18,110,091)	(3)%	527,774,428	545,884,519	(18,110,091)	(3%)
Stockholders’ equity (GAAP)		$19,399	$19,353	$19,339	$19,564	$19,268	$46	—	$131	1	$19,399	$19,268	$131	1
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets (GAAP)		3	3	4	5	6	—	—	(3)	(50)	3	6	(3)	(50)
Add: Deferred tax liabilities related to goodwill (GAAP)		480	465	450	434	420	15	3	60	14	480	420	60	14

Tangible common equity (non-GAAP)	Q	$13,000	$12,939	$12,909	$13,117	$12,806	$61	—%	$194	2%	$13,000	$12,806	$194	2%

Tangible book value per common share (non-GAAP)	Q/P	$24.63	$24.52	$24.03	$23.96	$23.46	$0.11	—%	$1.17	5%	$24.63	$23.46	$1.17	5%
Net income per average common share - basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP)	R	527,648,630	530,985,255	537,729,248	546,291,363	546,810,009	(3,336,625)	(1%)	(19,161,379)	(4%)	535,599,731	556,674,146	(21,074,415)	(4%)
Average common shares outstanding - diluted (GAAP)	S	530,275,673	533,398,158	539,909,366	549,798,717	550,676,298	(3,122,485)	(1)	(20,400,625)	(4)	538,220,898	557,724,936	(19,504,038)	(3)
Net income available to common stockholders (GAAP)	I	$221	$213	$190	$209	$197	$8	4	$24	12	$833	$865	($32)	(4)
Net income per average common share - basic (GAAP)	I/R	0.42	0.40	0.35	0.38	0.36	0.02	5	0.06	17	1.55	1.55	—	—
Net income per average common share - diluted (GAAP)	I/S	0.42	0.40	0.35	0.38	0.36	0.02	5	0.06	17	1.55	1.55	—	—
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	J	221	213	215	215	217	8	4	4	2	864	790	74	9
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)	J/R	0.42	0.40	0.40	0.39	0.40	0.02	5	0.02	5	1.61	1.42	0.19	13
Net income per average common share - diluted, excluding restructuring charges and special items (non-GAAP)	J/S	0.42	0.40	0.40	0.39	0.39	0.02	5	0.03	8	1.61	1.42	0.19	13

Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 (regulatory)		$13,389	$13,200	$13,270	$13,360	$13,173
Less: Change in DTA and other threshold deductions (GAAP)		2	2	3	3	(6)

Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)	T	$13,387	$13,198	$13,267	$13,357	$13,179

Risk-weighted assets (regulatory general risk weight approach)		$114,084	$112,277	$112,131	$109,786	$105,964
Add: Net change in credit and other risk-weighted assets (regulatory)		244	243	247	242	2,882

Basel III standardized approach risk-weighted assets (non-GAAP)	U	$114,328	$112,520	$112,378	$110,028	$108,846

Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)[1]	T/U	11.7%	11.7%	11.8%	12.1%	12.1%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)	V	$402	$404	$411	$419	$397	($2)	—%	$5	1%	$1,636	$1,678	($42)	(3%)
Less: Restructuring charges and special items		(2)	—	6	(1)	1	(2)	—	(3)	(300)	3	44	(41)	(93)

Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)	W	$404	$404	$405	$420	$396	$—	—%	$8	2%	$1,633	$1,634	($1)	—%

1 Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2018, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

32

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q15 Change						2015 Change
		4Q15	3Q15	2Q15	1Q15	4Q14	3Q15		4Q14		2015	2014	2014
							$	%	$	%			$	%
Outside services, excluding restructuring charges and special items:
Outside services (GAAP)	X	$104	$89	$99	$79	$106	$15	17%	($2)	(2%)	$371	$420	($49)	(12%)
Less: Restructuring charges and special items		2	—	16	8	18	2	—	(16)	(89)	26	78	(52)	(67)

Outside services, excluding restructuring charges and special items (non-GAAP)	Y	$102	$89	$83	$71	$88	$13	15%	$14	16%	$345	$342	$3	1%

Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)	Z	$74	$75	$90	$80	$81	($1)	(1%)	($7)	(9%)	$319	$326	($7)	(2%)
Less: Restructuring charges and special items		—	—	15	2	5	—	—	(5)	(100)	17	16	1	6

Occupancy, excluding restructuring charges and special items (non-GAAP)	AA	$74	$75	$75	$78	$76	($1)	(1%)	($2)	(3%)	$302	$310	($8)	(3%)

Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)	BB	$67	$62	$65	$63	$63	$5	8%	$4	6%	$257	$250	$7	3%
Less: Restructuring charges and special items		—	—	—	1	1	—	—	(1)	(100)	1	4	(3)	(75)

Equipment expense, excluding restructuring charges and special items (non-GAAP)	CC	$67	$62	$65	$62	$62	$5	8%	$5	8%	$256	$246	$10	4%

Amortization of software, excluding restructuring charges and special items:
Amortization of software	DD	$38	$35	$37	$36	$43	$3	9%	($5)	(12%)	$146	$145	$1	1%
Less: Restructuring charges and special items		—	—	—	—	6	—	—	(6)	(100)	—	6	(6)	(100)

Amortization of software, excluding restructuring charges and special items (non-GAAP)	EE	$38	$35	$37	$36	$37	$3	9%	$1	3%	$146	$139	$7	5%

Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)	FF	$125	$133	$139	$133	$134	($8)	(6%)	($9)	(7%)	$530	$573	($43)	(8%)
Less: Restructuring charges and special items		—	—	3	—	2	—	—	(2)	(100)	3	21	(18)	(86)

Other operating expense, excluding restructuring charges and special items (non-GAAP)	GG	$125	$133	$136	$133	$132	($8)	(6%)	($7)	(5%)	$527	$552	($25)	(5%)

Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)	D	$1,232	$1,209	$1,200	$1,183	$1,179	$23	2%	$53	4%	$4,824	$4,691	$133	3%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	810	798	801	800	791	12	2	19	2	3,209	3,223	(14)	—

Pre-provision profit, excluding restructuring charges and special items (non-GAAP)	HH	$422	$411	$399	$383	$388	$11	3%	$34	9%	$1,615	$1,468	$147	10%

Income before income tax expense (benefit), excluding restructuring charges and special items:
Income before income tax expense (GAAP)	II	$331	$335	$282	$315	$283	($4)	(1%)	$48	17%	$1,263	$1,268	($5)	—%
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)		—	—	(40)	(10)	(33)	—	—	33	100	(50)	119	(169)	(142)

Income before income tax expense, excluding restructuring charges and special items (non-GAAP)	JJ	$331	$335	$322	$325	$316	($4)	(1%)	$15	5%	$1,313	$1,149	$164	14%

Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP)	KK	$110	$115	$92	$106	$86	($5)	(4%)	$24	28%	$423	$403	$20	5%
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)		—	—	(15)	(4)	(13)	—	—	13	100	(19)	44	(63)	(143)

Income tax expense, excluding restructuring charges and special items (non-GAAP)	LL	$110	$115	$107	$110	$99	($5)	(4%)	$11	11%	$442	$359	$83	23%

Restructuring charges and special expense items include:
Restructuring charges		$—	$—	$25	$1	$10	$—	—%	($10)	(100%)	26	$114	(88)	(77%)
Special items		—	—	15	9	23	—	—	(23)	(100)	24	55	(31)	(56)

Restructuring charges and special expense items	MM	$—	$—	$40	$10	$33	$—	—%	($33)	(100%)	$50	$169	($119)	(70%)

33

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(dollars in millions)

		THREE MONTHS ENDED DEC 31,				THREE MONTHS ENDED SEPT 30,				THREE MONTHS ENDED JUNE 30,
		2015				2015				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$67	$152	$2	$221	$68	$145	$7	$220	$66	$135	($11)	$190
Less: Preferred stock dividends		—	—	—	—	—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$67	$152	$2	$221	$68	$145	$—	$213	$66	$135	($11)	$190

Return on average tangible common equity
Average common equity (GAAP)	C	$4,831	$4,787	$9,741	$19,359	$4,791	$4,722	$9,748	$19,261	$4,681	$4,625	$10,085	$19,391
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	3	3	—	—	4	4	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	468	468	—	—	453	453	—	—	437	437

Average tangible common equity (non-GAAP)	D	$4,831	$4,787	$3,330	$12,948	$4,791	$4,722	$3,321	$12,834	$4,681	$4,625	$3,641	$12,947

Return on average tangible common equity (non-GAAP)	B/D	5.50%	12.57%	NM	6.75%	5.67%	12.24%	NM	6.60%	5.66%	11.69%	NM	5.90%
Return on average total tangible assets
Average total assets (GAAP)	E	$54,065	$43,835	$38,398	$136,298	$53,206	$43,113	$38,784	$135,103	$52,489	$42,617	$40,415	$135,521
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	3	3	—	—	4	4	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	468	468	—	—	453	453	—	—	437	437

Average tangible assets (non-GAAP)	F	$54,065	$43,835	$31,987	$129,887	$53,206	$43,113	$32,357	$128,676	$52,489	$42,617	$33,971	$129,077

Return on average total tangible assets (non-GAAP)	A/F	0.49%	1.37%	NM	0.67%	0.51%	1.34%	NM	0.68%	0.51%	1.27%	NM	0.59%
Efficiency ratio
Noninterest expense (GAAP)	G	$624	$180	$6	$810	$623	$175	$—	$798	$613	$181	$47	$841
Net interest income (GAAP)		565	301	4	870	556	299	1	856	544	286	10	840
Noninterest income (GAAP)		226	107	29	362	235	100	18	353	230	108	22	360

Total revenue	H	$791	$408	$33	$1,232	$791	$399	$19	$1,209	$774	$394	$32	$1,200

Efficiency ratio (non-GAAP)	G/H	78.85%	44.02%	NM	65.76%	78.72%	43.75%	NM	66.02%	79.25%	46.07%	NM	70.02%

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NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

			THREE MONTHS ENDED MAR 31,				THREE MONTHS ENDED DEC 31,
			2015				2014
			Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
	Net income (loss) (GAAP)	A	$61	$147	$1	$209	$52	$140	$5	$197
	Less: Preferred stock dividends		—	—	—	—	—	—	—	—

	Net income available to common stockholders	B	$61	$147	$1	$209	$52	$140	$5	$197

	Return on average tangible common equity
	Average common equity (GAAP)	C	$4,649	$4,526	$10,232	$19,407	$4,756	$4,334	$10,119	$19,209
Less:	Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
	Average other intangibles (GAAP)		—	—	5	5	—	—	6	6
	Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	422	422	—	—	403	403

	Average tangible common equity (non-GAAP)	D	$4,649	$4,526	$3,773	$12,948	$4,756	$4,334	$3,640	$12,730

	Return on average tangible common equity (non-GAAP)	B/D	5.30%	13.15%	NM	6.53%	4.30%	12.76%	NM	6.12%
	Return on average total tangible assets
	Average total assets (GAAP)	E	$51,602	$41,606	$40,117	$133,325	$50,546	$40,061	$40,064	$130,671
Less:	Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
	Average other intangibles (GAAP)		—	—	5	5	—	—	6	6
	Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	422	422	—	—	403	403

	Average tangible assets (non-GAAP)	F	$51,602	$41,606	$33,658	$126,866	$50,546	$40,061	$33,585	$124,192

	Return on average total tangible assets (non-GAAP)	A/F	0.48%	1.43%	NM	0.67%	0.40%	1.38%	NM	0.63%
	Efficiency ratio
	Noninterest expense (GAAP)	G	$596	$173	$41	$810	$611	$180	$33	$824
	Net interest income (GAAP)		533	276	27	836	536	283	21	840
	Noninterest income (GAAP)		219	100	28	347	218	111	10	339

	Total revenue	H	$752	$376	$55	$1,183	$754	$394	$31	$1,179

	Efficiency ratio (non-GAAP)	G/H	79.25%	46.01%	NM	68.49%	81.09%	45.48%	NM	69.88%

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NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		FULL YEAR
		2015				2014
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$262	$579	($1)	$840	$182	$561	$122	$865
Less: Preferred stock dividends		—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$262	$579	($8)	$833	$182	$561	$122	$865

Return on average tangible common equity
Average common equity (GAAP)	C	$4,739	$4,666	$9,949	$19,354	$4,665	$4,174	$10,560	$19,399
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	4	4	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	445	445	—	—	377	377

Average tangible common equity (non-GAAP)	D	$4,739	$4,666	$3,514	$12,919	$4,665	$4,174	$4,054	$12,893

Return on average tangible common equity (non-GAAP)	B/D	5.53%	12.41%	NM	6.45%	3.90%	13.43%	NM	6.71%
Return on average total tangible assets
Average total assets (GAAP)	E	$52,848	$42,800	$39,422	$135,070	$48,939	$38,483	$40,202	$127,624
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	4	4	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	445	445	—	—	377	377

Average tangible assets (non-GAAP)	F	$52,848	$42,800	$32,987	$128,635	$48,939	$38,483	$33,696	$121,118

Return on average total tangible assets (non-GAAP)	A/F	0.50%	1.35%	NM	0.65%	0.37%	1.46%	NM	0.71%
Efficiency ratio
Noninterest expense (GAAP)	G	$2,456	$709	$94	$3,259	$2,513	$652	$227	$3,392
Net interest income (GAAP)		2,198	1,162	42	3,402	2,151	1,073	77	3,301
Noninterest income (GAAP)		910	415	97	1,422	899	429	350	1,678

Total revenue	H	$3,108	$1,577	$139	$4,824	$3,050	$1,502	$427	$4,979

Efficiency ratio (non-GAAP)	G/H	79.02%	44.94%	NM	67.56%	82.39%	43.37%	NM	68.12%

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FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

•	negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

•	the rate of growth in the economy and employment levels, as well as general business and economic conditions;

•	our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

•	our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

•	liabilities and business restrictions resulting from litigation and regulatory investigations;

•	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

•	the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

•	changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

•	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

•	a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;

•	management’s ability to identify and manage these and other risks; and

•	any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by RBS.

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on March 3, 2015.

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